UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 18, 2023

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On May 23, 2023, Accelerate Diagnostics, Inc. (the “Company”) filed a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to increase the total number of authorized shares of the Company’s capital stock to 455,000,000 shares, of which 450,000,000 shares are designated as common stock and 5,000,000 shares are designated as preferred stock. As discussed in Item 5.07 of this Current Report on Form 8-K (this “Report”) below, the Company’s shareholders approved the Certificate of Amendment on May 19, 2023 at the Annual Meeting (as defined below). Previously, the Company’s Certificate of Incorporation authorized the Company to issue 205,000,000 shares of the Company’s capital stock, of which 200,000,000 shares were designated as common stock and 5,000,000 shares were designated as preferred stock.

The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 of this Report below, the Company’s shareholders approved an amendment (the “Plan Amendment”) to the Accelerate Diagnostics, Inc. 2022 Omnibus Equity Incentive Plan  (the “2022 Incentive Plan”) to increase the total number of authorized shares of the Company’s common stock, par value $0.001 per share, available for grant thereunder by 16,000,000 shares.

The material terms of the Plan Amendment were described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on May 1, 2023 (the “Proxy Statement”) under the caption “Proposal No. 3 – Amendment of the 2022 Incentive Plan,” which description is incorporated herein by reference.

The descriptions of the Plan Amendment contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

On May 18, 2023, the Company’s Board of Directors (the “Board”) elected Mark Black as a member of the Board, effective immediately, in accordance with the terms of the Company’s Restructuring Support Agreement that was previously entered into as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on April 24, 2023. The Board has not yet appointed Mr. Black to any committees, though it may appoint him to one or more committees in the future.

Mr. Black will receive the same compensation as the Company’s other non-employee directors as generally described under “Executive Compensation—Director Compensation” in the Proxy Statement.

Mr. Black does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03 of this Report, on May 23, 2023, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware. The information set forth in Item 3.03 of this Report is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2023, the Company held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders:

(1)	elected 9 directors, each to hold office for a term to expire at the 2024 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

(2)	approved the Certificate of Amendment to increase the total number of authorized shares of the Company’s common stock by 250,000,000 shares to a total of 450,000,000 shares;

(3)	approved the Plan Amendment to increase the total number of authorized shares of the Company’s common stock available for grant under the 2022 Incentive Plan by 16,000,000 shares;

(4)	approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a reverse split ratio ranging from any whole number between and including 1-for-5 and 1-for-30, with the exact ratio within such range to be determined at the discretion of the Board, subject to the Board’s authority to abandon the amendment;

(5)	approved the issuance of the Company’s common stock in one or more non-public offerings at a price below the “minimum price” and in a number that will exceed 20% of the Company’s outstanding shares of common stock in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Rule 5635(d) Proposal”); and

(6)	ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

The voting results of each of these proposals, which are described in more detail in the Proxy Statement, are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Wayne C. Burris	68,401,287	2,033,469	0
Louise L. Francesconi	66,868,169	3,566,587	0
Hany Massarany	68,390,927	2,043,829	0
John Patience	68,384,292	2,050,464	0
Marran H. Ogilvie	68,321,617	2,113,139	0
Jack Phillips	68,381,513	2,053,243	0
Jack Schuler	68,456,840	1,977,916	0
Jenny Regan	68,368,170	2,066,586	0
Matthew W. Strobeck, Ph.D.	67,849,065	2,585,691	0

Proposal No. 2 – Approval of Certificate Amendment to the Certificate of Incorporation to Increase Authorized Shares

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,723,737	4,583,940	127,079	0

Proposal No. 3 – Approval of Plan Amendment

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,510,097	4,674,623	250,036	0

Proposal No. 4 – Approval of Certificate Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,920,245	3,390,632	123,879	0

Proposal No. 5 – Approval of Nasdaq Rule 5635(d) Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,080,356	3,202,778	151,622	0

Proposal No. 6 – Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,820,039	426,721	187,996	0

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Accelerate Diagnostics, Inc.

10.1	First Amendment to the Accelerate Diagnostics, Inc. 2022 Omnibus Equity Incentive Plan

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)

Date: May 24, 2023	/s/ David Patience
David Patience
Chief Financial Officer